SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 28, 2001

Third Wave Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-31745 [Commission File Number]	39-1791034 (I.R.S. Employer Identification Number)

502 S. Rosa Road
Madison, WI 53719
(Address of principal executive offices)
(888) 898-2357
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

     On November 28, 2001, Third Wave Technologies, Inc. issued a press release announcing that the Board of Directors of Third Wave Technologies, Inc. approved the adoption of a Preferred Stock Rights Agreement. The press release is attached as Exhibit 99 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

Exhibit 99	Third Wave Technologies, Inc. Press Release issued November 28, 2001.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2001	THIRD WAVE TECHNOLOGIES, INC. (Registrant)

	By:	/s/ Lance Fors

Lance Fors Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number

99	Third Wave Technologies, Inc. Press Release issued November 28, 2001.